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                                                                    EXHIBIT 2.1


CLASS A COMMON STOCK                                       CLASS A COMMON STOCK


                                  ATL PRODUCTS

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE


THIS CERTIFICATE IS TRANSFERABLE IN                           SEE REVERSE FOR
  BOSTON, MA OR NEW YORK, NY                                CERTAIN DEFINITIONS
                                                             CUSIP 00207M 10 2


THIS CERTIFIES THAT



is the record holder of


          FULLY PAID AND NONASSESSABLE SHARES OF CLASS A COMMON STOCK,
                         PAR VALUE $.0001 PER SHARE, OF

      --------------------------ATL PRODUCTS, INC.------------------------

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

                               ATL PRODUCTS, INC.
                                (CORPORATE SEAL)
                                      1996
                                    DELAWARE


        /s/ James A. Pipp                             /s/ Kevin C. Daly
        -----------------                             -----------------
            SECRETARY                                      PRESIDENT


COUNTERSIGNED AND REGISTERED:
     THE FIRST NATIONAL BANK OF BOSTON
     TRANSFER AGENT AND REGISTRAR

BY             [SIG]
   -------------------------------
       AUTHORIZED SIGNATURE
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        The Corporation shall furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock of the Corporation or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests shall be made to the Corporation's Secretary at the principal office of the Corporation.

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common   UNIF GIFT MIN ACT -         Custodian
                                                     --------         ---------
TEN ENT - as tenants by the                           (Cust)           (Minor)
          entireties
                                                     under Uniform Gifts to
JT TEN  - as joint tenants with                      Minors Act
          right of survivorship                                  ---------------
          and not as tenants                                         (State)
          in common
                                UNIF TRF MIN ACT -      Custodian (until age   )
                                                  ------                     --
                                                  (Cust)

                                                         under Uniform Transfers
                                                  -------
                                                  (Minor)

                                                  to Minors Act
                                                               -----------------
                                                                     (State)


    Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED,                       hereby sell, assign and transfer unto
                   -----------------------

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------

--------------------------------------


-------------------------------------------------------------------------------
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

-------------------------------------------------------------------------------


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                                                                         Shares
------------------------------------------------------------------------
of the Class A Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

                                                                        Attorney
-----------------------------------------------------------------------
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated
      --------------------


                           X
                             ---------------------------------------------------

                           X
                             ---------------------------------------------------
                             THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND
                   NOTICE: WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.


Signature(s) Guaranteed




By
   -------------------------------------------
   THE SIGNATURE(S) SHOULD BE GUARANTEED BY
   AN ELIGIBLE GUARANTOR INSTITUTION (BANKS,
   STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS
   AND CREDIT UNIONS WITH MEMBERSHIP IN AN
   APPROVED SIGNATURE GUARANTEE MEDALLION
   PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.